Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of American Eagle Outfitters, Inc. (the “Company”) on Form 10-K for the period ended January 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joan Holstein Hilson, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Joan Holstein Hilson
Joan Holstein Hilson
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer
and Principal Accounting Officer)

March 30, 2009